                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 23, 1996



                             PATTERSON ENERGY, INC.
   ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    0-22664                75-2504748
-------------------------------       ------------        ----------------------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)        Identification Number)



4510 Lamesa Highway, Snyder, Texas                                79549
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (915) 573-1104
                                                    ----------------

                                    No Change
   ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On October 24, 1996, Patterson Drilling Company, a wholly-owned subsidiary of the Registrant ("PDC") purchased six oil and gas contract drilling rigs and related assets through the acquisition of 100% of the capital stock of Sledge Cattle Company, Inc., d/b/a Gene Sledge Drilling Corporation, a privately-owned Midland, Texas based drilling contractor. Neither the acquired company nor any of its stockholders were affiliated with the Registrant.

              The net purchase price for the stock was $13 million, which included the drilling rigs and related equipment and inventory, three rig hauling trucks, a yard and shop facility and approximately $4.3 million in net working capital. The acquisition did not include various additional assets of the acquired company retained by the stockholders which were unrelated to the oil and gas contract drilling business. Of the $13 million net purchase price, $10,425,000 was borrowed by PDC under an existing revolving line of credit with The CIT Group/Equipment Financing, Inc. The acquired rigs have maximum rated depth capabilities of up to 15,000 feet and are located in the Permian Basin of West Texas. Five of the six rigs are operable and are currently working, and the sixth was recently assembled and is expected to be placed into operation in the near future. The Permian Basin of West Texas is one of the three principal operating areas for the Registrant's contract drilling operations.




Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not required

              (b)    PRO FORMA FINANCIAL INFORMATION.

              Not required

              (c)    EXHIBITS.

              2.1 Stock Purchase Agreement, dated October 23, 1996, among Patterson Drilling Company and H. Gene Sledge, Joyce A. Sledge, David W. Sledge and Michael G. Sledge (without exhibits - included as Exhibits 2.2 through 2.4 below)




                                     -2-
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              2.2    Consulting Agreement dated October 23, 1996, between
                     Patterson Drilling Company and David W. Sledge

              2.2.1 Consulting Agreement dated October 23, 1996, between Patterson Drilling Company and Michael G. Sledge

              2.3 Non-Competition Agreement dated October 23, 1996, by and between Patterson Drilling Company and Michael G. Sledge

              2.3.1 Non-Competition Agreement dated October 23, 1996, by and between Patterson Drilling Company and H. Gene Sledge

              2.3.2 Non-Competition Agreement dated October 23, 1996, by and between Patterson Drilling Company and David W. Sledge

              2.4 Asset Purchase Agreement dated October 23, 1996, by and between Sledge Ranches, Ltd. and Sledge Cattle Company, Inc.





                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PATTERSON ENERGY, INC.



                                         By:   /s/ CLOYCE A. TALBOTT
                                              --------------------------------
                                               Cloyce A. Talbott, Chairman of
                                               the Board and Chief Executive
                                               Officer


Dated:  November 6, 1996.





                                      -3-
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                                   EXHIBIT INDEX



   EXHIBIT
    NUMBER   EXHIBIT DESCRIPTION
    ------   -------------------
     2.1     Stock Purchase Agreement, dated October 23, 1996, among Patterson
             Drilling Company and H. Gene Sledge, Joyce A. Sledge, David W.
             Sledge and Michael G.  Sledge (without exhibits - included as
             Exhibits 2.2 through 2.4 below)

     2.2     Consulting Agreement dated October 23, 1996, between Patterson
             Drilling Company and David W. Sledge

    2.2.1    Consulting Agreement dated October 23, 1996, between Patterson
             Drilling Company and Michael G. Sledge

     2.3     Non-Competition Agreement dated October 23, 1996, by and between
             Patterson Drilling Company and Michael G. Sledge

    2.3.1    Non-Competition Agreement dated October 23, 1996, by and between
             Patterson Drilling Company and H. Gene Sledge

    2.3.2    Non-Competition Agreement dated October 23, 1996, by and between
             Patterson Drilling Company and David W. Sledge

     2.4     Asset Purchase Agreement dated October 23, 1996, by and between
             Sledge Ranches, Ltd. and Sledge Cattle Company, Inc.